J A C K  D. H I D A R Y



Scot Melland
CEO
Dice
3 Park Avenue, 33rd Floor
New York, NY 10016

Dear Scot:

         As of today, I am resigning from the board of Dice, Inc.



                                         Sincerely,

                                         /s/ Jack D. Hindary
                                         --------------------------
                                         Jack D. Hindary















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